                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           ---------------------------


                                 CURRENT REPORT
                  Filed Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                              MESA AIR GROUP, INC.


Date of Report:   August 19, 1996                             Commission File
                                                               Number 0-15495


             New Mexico                                         85-0302351
  -------------------------------                            -------------------
  (State or other jurisdiction of                             (I.R.S. Employer
  incorporation or organization)                             Identification No.)


2325 East 30th Street, Farmington, New Mexico                      87401
- ---------------------------------------------                   ----------
   (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:           (505) 327-0271

  Item 5.         Other Events.

                  See attached press release

  Item 7.         Financial Statements and Exhibits.

                  Exhibit No.         Description           Reference
                  -----------         -----------           ---------
                     99.1          Press Release dated      Filed herewith
                                   August 19, 1996.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          MESA AIR GROUP, INC.
                                          Registrant

                                          /s/ W. Stephen Jackson
                                          --------------------------------------
Date: 8/27/96                             W. Stephen Jackson
                                          Chief Financial Officer, Treasurer and
                                          Vice President of Finance
                                          (Principal Accounting Officer)

Internet Address:   www.mesa-air.com

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